    As filed with the Securities and Exchange Commission on February 27, 2002
                                          Registration Nos. 33-32819/811-6023

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [X]

POST-EFFECTIVE AMENDMENT NO. 16
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [X]

AMENDMENT NO. 18


                          MANAGED MUNICIPAL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 446-5600


R. Alan Medaugh                        Copy to:   Edward J. Veilleux
535 Madison Avenue, 30th Floor                    One South Street
New York, NY 10022                                Baltimore, MD 21202
(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box) ____ immediately upon filing pursuant to paragraph (b)
_X__ on March 1, 2002, pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)
____ 75 days after filing pursuant to paragraph (a)
____ on (date) pursuant to paragraph (a)(2) of Rule 485.

ISI MANAGED MUNICIPAL FUND SHARES
535 Madison Avenue,
30th Floor
New York, New York 10022
For information call (800) 955-7175

   This mutual fund (the "Fund") is designed to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

   The Fund offers shares through securities dealers and financial institutions that act as shareholder servicing agents. You may also buy shares through the Fund's Transfer Agent. (See the section entitled "How to Buy Shares"). This Prospectus describes the ISI class (the "Shares") of the Fund.

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----
Investment Summary ......................................................      1
Fees and Expenses of the Fund ...........................................      2
Investment Program ......................................................      3
The Fund's Net Asset Value ..............................................      4
How to Buy Shares .......................................................      4
How to Redeem Shares ....................................................      5
Telephone Transactions ..................................................      5
Sales Charges ...........................................................      6
Dividends and Taxes .....................................................      7
Investment Advisor ......................................................      7
Administrator ...........................................................      8
Financial Highlights ....................................................      9
Application

  The Securities and Exchange Commission has neither approved nor disapproved these securities nor has it passed upon the adequacy of this Prospectus.
           Any representation to the contrary is a criminal offense.

                  The date of this Prospectus is March 1, 2002

INVESTMENT SUMMARY
Objectives and Strategies

   The Fund's investment objectives are a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. To achieve these objectives, under normal circumstances the Fund will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political sub-divisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. In selecting investments for the Fund, the Fund's investment advisor (the "Advisor") may take full advantage of the entire range of maturities offered by municipal obligations. The Advisor will consider both a security's yield and its potential for capital gains resulting from changes in interest rates.

Risk Profile
   The Fund may be suited for you if you are seeking a high level of total return including some income exempt from federal income taxes, but you also desire the value of your investment to remain relatively stable.

   The value of an investment in the Fund will vary from day to day based on changes in the prices of the municipal obligations in the Fund's portfolio. Changes in the value of portfolio securities will not affect interest income from those securities but will be reflected in the Fund's net asset value. The prices of municipal obligations will respond to economic and market factors, especially interest rate changes.

   Interest Rate Risk. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

   Maturity Risk. Longer-term securities are generally more volatile (i.e., experience greater price fluctuations), so the average maturity or duration of these securities affects risk. Therefore, price fluctuations will generally be greater at times when the Fund's average maturity is longer.

   Style Risk. The success of the Fund's investment approach will depend on the Advisor's ability to anticipate the direction of interest rates.

   Special Tax Features. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable.

   If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance

   The following bar chart and table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and table provide an historical record and do not necessarily indicate how the Fund will perform in the future.

6.65%    11.41%    -6.28%    17.78%     2.72%     8.40%    6.05%     -3.80%    12.27%    3.96%
----------------------------------------------------------------------------------------------
1992      1993      1994      1995      1996      1997      1998      1999      2000      2001

* The bar chart does not reflect sales charges. If it did, returns would have been less than those shown.
  During the ten-year period shown in the bar chart, the highest return for a quarter was 7.29% (quarter ended 3/31/95) and the lowest return for a quarter was (5.68)% (quarter ended 3/31/94).

   The table also shows the before-tax and after-tax returns of the Fund. After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's past performance, before or after taxes, is not necessarily an indication of how the Fund will perform in the future. Average Annual Total Return (for periods ended December 31, 2001)



                                                                                   1 Year    5 Years    10 Years   Since Inception1
                                                                                   ------    -------    --------   ----------------
Total Return Before Taxes2 .....................................................    0.83%      4.60%      5.37%          6.01%
Total Return After Taxes On Distributions Only2,3 ..............................    0.58%      4.40%      4.96%          5.65%
Total Return After Taxes On Distributions and Sale of Shares2,4 ................    2.16%      4.47%      4.97%          5.61%
Lehman Brothers General Obligation Index5 ......................................    5.09%      5.92%      7.67%          6.99%
Lehman Brothers Prerefunded Index5 .............................................    6.00%      5.22%      5.59%          6.24%
Consumer Price Index6 ..........................................................    1.55%      2.18%      2.51%          2.76%


1 The inception date of the ISI Shares is February 26, 1990. The Lehman
  Brothers General Obligation Index, Lehman Brothers Prerefunded Index and Consumer Price Index are calculated from February 28, 1990.
2 These figures assume the reinvestment of dividends and capital gain distributions and include the impact of the maximum sales charges.
3 The Return After Taxes On Distributions assumes that the investor held Fund shares throughout the period and was taxed on taxable distributions paid during the period.
4 The Return After Taxes On Distributions and Sale of Fund Shares assumes that the investor sold the Fund shares at the end of the period and was taxed on both the taxable distributions paid during the period and the capital gains realized from the sale of the Fund Shares.
5 The Lehman Brothers General Obligation Index reflects general municipal market performance. The Lehman Brothers Prerefunded Index is a better indicator of the Fund's performance due to its higher quality characteristics. These indices are passive measurements of municipal bond performance. They do not factor in the costs of buying, selling and holding securities--costs that are reflected in the Fund's results. The average annual total returns for the indices do not reflect deductions for fees, expenses or taxes.
6 The Consumer Price Index is a widely used measure of inflation. The average annual total returns for the index do not reflect deductions for fees, expenses or taxes.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold Shares.

Shareholder Transaction Expenses: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
offering price) .......................................................   3.00%
Maximum Deferred Sales Charge (Load) ..................................    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends                None
Redemption Fee ........................................................    None
Exchange Fee ..........................................................    None
Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees .......................................................   0.40%
Distribution and/or Service (12b-1) Fees ..............................   0.25%
Other Expenses ........................................................   0.34%
                                                                         ------
Total Annual Fund Operating Expenses ..................................   0.99%
Less Fee Waivers and Reimbursement of Expenses1                          (0.04%)
                                                                         ------
Net Expenses ..........................................................   0.95%
                                                                         ======

---------------

(1) The Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Fund's Total Annual Operating Expenses do not exceed 0.95% of the Fund's average daily net assets. This agreement will continue until at least February 28, 2003 and may be extended.

Example:
   This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund's operating expenses remain the same, and the fee waiver and expense reimbursement apply during the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


             1 year        3 years   5 years    10 years
             ------        -------   -------    --------
              $394          $602       $827       $1,473


   Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (See the section entitled "Sales Charges".) If you hold shares of the Fund for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.


INVESTMENT PROGRAM

Investment Objectives, Policies and Risk
Considerations

   The Fund's investment objectives are to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.

   The Fund, under normal circumstances, will invest at least 80% of its net assets, at the time a security is purchased, in tax-exempt securities of state and local governments in the United States and their political subdivisions, agencies and instrumentalities. These securities will usually be rated within the three highest ratings categories of Moody's Investors Services, Inc. or Standard & Poor's Ratings Group. The Advisor buys and sells securities with a view toward, first, a high level of total return with relative stability of principal and, second, high current income. Therefore, in selecting investments, the Advisor will consider both yield and a security's potential for capital gains resulting from changes in interest rates.

   When choosing the Fund's investments, the Advisor may take full advantage of the entire range of maturities offered by municipal obligations. At certain times the average maturity of the Fund's portfolio may be relatively short (under five years, for example) and at other times may be relatively long (in the 20-30 year range, for example). The portfolio's average maturity will depend on the Advisor's assessment of both the relative yields available on securities of different maturities and the future changes in interest rates.
In determining which direction interest rates are likely to move, the Advisor relies on the forecast of its chairman, Edward S. Hyman. Mr. Hyman has been rated a "first team" economist by the periodical Institutional Investor in each of the last 22 years. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates.

   An investment in the Fund involves risk. Municipal obligations are subject to interest rate risk. The value of municipal obligations changes as interest rates fluctuate. The value of the Fund's shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of the fluctuations will generally be greater at times when the Fund's average maturity is longer. While income distributions from the Fund will generally be tax exempt, distributions of capital gains will be taxable. Accordingly, to the extent the Fund achieves its investment objectives, a larger portion of its distributions will be taxable than would be the case if the Fund placed a greater emphasis on earning tax-free income. There can be no guarantee that the Advisor's economic analysis will accurately predict interest rate trends or that portfolio strategies based on Mr. Hyman's economic analysis will be effective. There can be no assurance that the Fund will achieve its goals.


   Even under normal market conditions, the Fund may invest to a limited extent in taxable obligations. To reduce the Fund's risk under adverse market conditions, the Advisor may make temporary defensive investments in short-term U.S. Government and agency securities, bank and corporate securities, and repurchase agreements fully collateralized by these securities. These temporary defensive investments may include taxable investments that would not ordinarily be consistent with the Fund's objectives. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objectives. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

THE FUND'S NET ASSET VALUE

   The price you pay when you buy shares or receive when you redeem shares is based on the Fund's net asset value per share. When you buy shares of the Fund, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when these charges may or may not be imposed.

   The net asset value per share of the Fund is determined at the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact your Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of a class is calculated by subtracting the liabilities attributable to a class from its proportionate share of the Fund's assets and dividing the result by the outstanding shares of the class.

   In valuing its assets, the Fund's investments are priced at their market value. When price quotes for particular securities are not readily available or when they may be unreliable, the securities are priced at "fair value" using procedures approved by the Fund's Board of Directors.

   You may buy or redeem shares of the Fund on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is entered before the net asset value per share is determined for that day, the price you pay or receive will be based on that day's net asset value per share. If your order is entered after the net asset value per share is determined for that day, the price you pay or receive will be based on the next Business Day's net asset value per share.

   The following sections describe how to buy and redeem shares of the Fund.

HOW TO BUY SHARES

   You may buy shares of the Fund through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent. You may also buy shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is attached to this Prospectus.

   Your purchase order may not be accepted if the sale of Fund shares has been suspended or if it is determined that your purchase would be detrimental to the interests of the Fund's shareholders. The Fund specifically reserves the right to refuse your order if it is part of multiple purchase or exchange requests that the Fund, in its sole discretion, deems to involve excessive trading or to be part of a market timing strategy. In making its determination the Fund may consider orders you have placed individually as well as orders placed in combination with a group of shareholders or commonly controlled accounts and orders placed by your dealer. For these purposes, the Fund may consider, among other factors, your trading history in this or any affiliated funds, the funds involved, the amount of your investment and your background and the background of any other investors or dealers involved.

Investment Minimums

   Your initial investment must be at least $5,000. Subsequent investments must be at least $250. If you are a participant in the Fund's Automatic Investing Plan, your initial investment may be as low as $250. If you participate in the monthly plan, your subsequent investments may be as low as $100. If you participate in the quarterly plan, your subsequent investments may be as low as $250. See the section entitled "Automatic Investing Plan" for details.

Investing Regularly

   You may make regular investments in the Fund through either of the following methods. If you wish to enroll in either of these programs or if you need any additional information, complete the appropriate section of the attached Application Form or contact your securities dealer, your servicing agent or the Transfer Agent.


   Automatic Investing Plan. You may elect to make a regular monthly or quarterly investment in the Fund. The amount you decide upon will be withdrawn from your checking account using a pre-authorized check. When the money is received by the Transfer Agent, it will be invested in the Fund at that day's offering price. Either you or the Fund may discontinue your participation upon 30 days' notice.

   Dividend Reinvestment Plan. Unless you elect otherwise, all income and capital gain distributions will be reinvested in additional shares of the Fund at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds in the ISI family of funds. To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the attached Application Form or notify the Transfer Agent, your securities dealer or your servicing agent at least five days before the date on which the next dividend or distribution will be paid.

HOW TO REDEEM SHARES

   You may redeem all or part of your investment through your securities dealer or servicing agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem your shares by contacting the Transfer Agent by mail or (if you are redeeming less than $50,000) by telephone. The Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. See the section entitled "Telephone Transactions" for more information on this method of redemption.

   Your securities dealer, your servicing agent or the Transfer Agent may require the following documents before they redeem your shares:

1) A letter of instructions specifying your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all owners of the shares exactly as their names appear on the account.

2) If you are redeeming shares worth more than $50,000, a guarantee of your signature. You can obtain one from most banks or securities dealers.

3) Any stock certificates representing the shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Other Redemption Information

   Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

   If you redeem sufficient shares to reduce your investment to $500 or less, the Fund has the power to redeem your remaining shares after giving you 60 days' notice. The Fund reserves the right to redeem shares in kind under certain circumstances.

TELEPHONE TRANSACTIONS

   If your shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for shares in another ISI fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 7:00 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges but you may specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that either reasonably believes to be genuine. Your telephone transaction request will be recorded.

   During periods of economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your shares in certificate form, you may not exchange or redeem them by telephone.

SALES CHARGES

Purchase Price

   The price you pay to buy shares of the Fund is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price is based on the following schedule:

                                                         Sales Charge as a % of
                                                         ----------------------
                                                                       Net
                                                          Offering    Amount
                    Amount of Purchase                     Price     Invested
                    ------------------                    --------   --------

Less than   $100,000 ..................................     3.00%       3.09%
$ 100,000 - $ 249,999..................................     2.50%       2.56%
$ 250,000 - $ 499,999..................................     2.00%       2.04%
$ 500,000 - $ 999,999..................................     1.50%       1.52%
$1,000,000 - $1,999,999 ...............................     0.75%       0.76%
$2,000,000 - $2,999,999 ...............................     0.50%       0.50%
$3,000,000 and over ...................................      None       None

   The sales charge you pay on a purchase of shares may be reduced under the circumstances listed below. Certain restrictions may apply for shares purchased through a special offer.

   Rights of Accumulation. If you are purchasing additional shares of this Fund or shares of any other mutual fund in the ISI family of funds, you may combine the value of your purchases with the value of your existing investments to determine whether you qualify for a reduced sales charge. (For this purpose your existing investments will be valued at the higher of cost or current value.) You may also combine your purchases and investments with those of your spouse and your children under the age of 21 for this purpose. You must be able to provide sufficient information to verify that you qualify for this right of accumulation.

   Letter of Intent. If you anticipate making additional purchases of shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of your shares will be redeemed to pay this difference.

   Purchases at Net Asset Value. You may buy shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell the Fund.

4) If you purchase shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy shares in this manner.

5) If you pay for your purchase with the proceeds from a redemption of shares of any other mutual fund on which you have paid a sales charge, or from a sale of shares of any closed-end fund. In order to qualify for this provision, you must purchase your shares by February 28, 2003 and provide documentation of your redemption or sale.

Purchases by Exchange

   You may exchange shares of any other fund in the ISI family of funds with the same sales charge structure for an equal dollar amount of shares of this Fund without payment of the sales charges described above or any other charge up to four times a year. In addition, you may exchange shares of any fund in the ISI family of funds with a lower sales charge structure or that were purchased through a special offer, for an equal dollar amount of shares of this Fund if you have owned the shares you are redeeming for at least 24 months. If you have owned them for less than 24 months, you will be charged the difference in sales charges. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

   You may request an exchange through your securities dealer or servicing agent. Contact them for details on how to enter your order. If your shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

Redemption Price

   The price you receive when you redeem shares will be the net asset value per share.

Distribution Plan

   The Fund has adopted a plan under Rule 12b-1 that allows it to pay your securities dealer or shareholder servicing agent distribution and other fees for the sale of its shares and for shareholder service. The Fund pays an an nual distribution fee equal to 0.25% of its average daily net assets. Because this fee is paid out of net assets on an on-going basis, it will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND TAXES

Dividends and Distributions

   The Fund's policy is to distribute to shareholders substantially all of its net investment income in the form of monthly dividends at a rate approved by the Fund's Board of Directors and to distribute taxable net capital gains, at least annually.

Certain Federal Income Tax Consequences

   The following summary is based on current tax laws, which may change.

   The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation whether or not you reinvest them. Income and short-term capital gain distributions are generally taxable at ordinary income tax rates. Long-term capital gain distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your shares. Each sale, exchange or redemption of the Fund's shares is generally a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different ISI fund is the same as a sale.

   The Fund intends to generate and pay to shareholders income that is exempt from federal income tax. The Fund may, however, invest a portion of its assets in securities that generate income that is not exempt from federal income tax. The Fund will tell you annually how to treat dividends and distributions.

   More information about taxes is in the Statement of Additional Information. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

INVESTMENT ADVISOR

   International Strategy & Investment Inc. ("ISI" or the "Advisor") is the Fund's investment advisor. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. These funds, together with the Fund, had approximately $563 million of net assets as of December 31, 2001.

   As compensation for its services for the fiscal year ended October 31, 2001, ISI was entitled to receive from the Fund a fee equal to 0.40% of the Fund's average daily net assets.

   The Advisor has contractually agreed to limit its annual fees if necessary, so that the Fund's annual expenses do not exceed 0.95% of its average daily net assets. This agreement will continue until at least February 28, 2003, and may be extended.

Portfolio Managers

   Edward S. Hyman, Chairman of ISI and the Fund, and R. Alan Medaugh, President of ISI and the Fund, have shared direct portfolio management responsibility for the Fund since its inception. Mr. Hyman and Mr. Medaugh founded ISI in 1991.

   Mr. Hyman is responsible for developing the forecasts and economic analysis on which the selection of investments in the Fund's portfolio are based. (See the section entitled "Investment Program.") Before joining ISI, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to ISI's private institutional clients in the United States and overseas. The periodical Institutional Investor, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 22 years.

   Mr. Medaugh is responsible for the day-to-day management of the Fund's portfolio. Prior to joining ISI, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

ADMINISTRATOR

   Investment Company Capital Corp. ("ICCC") provides administration services to the Fund. ICCC supervises the day-to-day operations of the Fund, including the preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Fund's shares are distributed and oversight of the relationship between the Fund and its other service providers. ICCC is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). From inception through the fiscal year ended October 31, 2000, the Fund's financial highlights were audited by other auditors. For the fiscal year ended October 31, 2001, the Fund's financial statements have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


(For a Share outstanding throughout each year)
--------------------------------------------------------------------------------

                                                                                           For the Years Ended October 31,
                                                                                  -------------------------------------------------
                                                                                   2001       2000       1999      1998       1997
                                                                                  -------   -------    -------    -------   -------
Per Share Operating Performance:
 Net asset value, beginning of year...........................................    $ 10.47   $ 10.12    $ 11.01    $ 10.79   $ 10.58
                                                                                  -------   -------    -------    -------   -------
Income from Investment Operations:
 Net investment income........................................................       0.45      0.47       0.45       0.46      0.52
 Net realized and unrealized gain(loss) on investments........................       0.55      0.36      (0.83)      0.33      0.24
                                                                                  -------   -------    -------    -------   -------
 Total from Investment Operations.............................................       1.00      0.83      (0.38)      0.79      0.76
                                                                                  -------   -------    -------    -------   -------
Less Distributions:
 Net investment income and net realized short-term gains......................      (0.47)    (0.48)     (0.47)     (0.54)    (0.52)
 Net realized long-term gains.................................................      (0.01)        -      (0.04)     (0.03)    (0.03)
                                                                                  -------   -------    -------    -------   -------
 Total distributions..........................................................      (0.48)    (0.48)     (0.51)     (0.57)    (0.55)
                                                                                  -------   -------    -------    -------   -------
 Net asset value, end of year.................................................    $ 10.99   $ 10.47    $ 10.12    $ 11.01   $ 10.79
                                                                                  =======   =======    =======    =======   =======
Total Return(1)...............................................................       9.76%     8.44%     (3.61)%     7.51%     7.43%
Supplemental Data and Ratios:
 Net assets, end of year (000):                                                   $66,105   $65,233    $70,609    $80,749   $79,003
Ratios to Average Net Assets:
 Net investment income........................................................       4.18%     4.60%      4.23%      4.24%     4.46%
 Expenses after waivers and /or reimbursements................................       0.93%(2)  0.90%      0.90%      0.90%     0.90%
 Expenses before waivers and /or reimbursements...............................       0.99%     1.01%      1.10%      1.13%     1.10%
 Portfolio turnover rate......................................................         21%       22%         8%        18%       26%

---------------

(1) Total return excludes the effect of sales charge.
(2) Beginning on March 1, 2001, the expense cap was increased from 0.90% to 0.95%.

                                                 ISI MANAGED MUNICIPAL FUND SHARES
                                                       NEW ACCOUNT APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
Make check payable to "ISI Managed Municipal Fund Shares" and mail with this Application to:
           ISI Mutual Funds
           P.O. Box 219426
           Kansas City, MO 64121-9426

For assistance in completing this form, please call the Transfer Agent at (800) 882-8585.
To open an IRA account, call ISI at (800) 955-7175 to request an Application.

Your Account Registration (Please Print)                      ____________________________________________________________________
                                                              Existing Account No., if any:

Individual or Joint Tenant                                    Gifts to Minors

__________________________________________________________    ____________________________________________________________________
First Name                Initial               Last Name     Custodian's Name (only one allowed by law)


__________________________________________________________    ____________________________________________________________________
Social Security Number                                        Minor's Name (only one)


__________________________________________________________    ____________________________________________________________________
Joint Tenant              Initial               Last Name     Social Security Number of Minor

__________________________________________________________    ____________________________________________________________________
Social Security Number                                        Minor's Date of Birth (Mo./Day/Yr.)

                                                              under the __________________ Uniform Gifts to Minors Act
                                                                        State of Residence

Corporations, Trusts, Partnerships, etc.                      Mailing Address


__________________________________________________________    ____________________________________________________________________
Name of Corporation, Trust or Partnership                     Street


_________________________________ ________________________    ____________________________________________________________________
Tax ID Number                     Date of Trust               City                                        State        Zip

                                                              (    )
__________________________________________________________    ____________________________________________________________________
Name of Trustees (If to be included in the Registration)      Daytime Phone


Letter of Intent (Optional)

[ ] I intend to invest at least the amount indicated below in ISI Shares of Managed Municipal Fund, Inc. I understand that if I satisfy the conditions described in the attached prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

____$50,000      ____$100,000      ____$250,000      ____$500,000      ____$1,000,000      ____$2,000,000      ____$3,000,000


Right of Accumulation (Optional)

List the Account numbers of other ISI Funds that you or your immediate family already own that qualify you for this purchase.

               Fund Name                     Account No.                  Owner's Name                        Relationship
               ---------                     -----------                  ------------                        ------------
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________


Distribution Options

Please check the appropriate boxes. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

         Income Dividends                                   Capital Gains
         [ ] Reinvested in additional shares                [ ] Reinvested in additional shares
         [ ] Paid in Cash                                   [ ] Paid in Cash

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

Automatic Investing Plan (Optional)
[ ] I authorize you as Agent for the Automatic Investing Plan to automatically invest $___________ for me, on a monthly or quarterly basis, on or about the 20th of each month or if quarterly, the 20th of January, April, July and October, and to draw a bank draft in payment of the investment against my checking account. (Bank drafts may be drawn on commercial banks only.)

Minimum Initial Investment: $250
Subsequent Investments (check one):    [ ] Monthly ($100 minimum)         [ ] Quarterly ($250 minimum)

                                                                                              -----------------------------
                                                                                              Please attach a voided check.
                                                                                              -----------------------------


_______________________________________________________     ________________________________________________________________________
Bank Name                                                   Depositor's Signature                                        Date


_______________________________________________________     ________________________________________________________________________
Existing ISI Managed Municipal Fund Account No., if any     Depositor's Signature                                        Date
                                                            (if joint acct., both must sign)

Telephone Transactions

I understand that I will automatically have telephone redemption privileges (for amounts up to $50,000) and telephone exchange privileges (with respect to other ISI Funds) unless I mark one or both of the boxes below:

No, I/We do not want:      [ ] Telephone redemption privileges      [ ] Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-
designated bank account, please provide the following information:

   Bank:_______________________________________________________    Bank Account No.:________________________________________________

Address:_______________________________________________________    Bank Account Name:_______________________________________________

_______________________________________________________________

Signature and Taxpayer Certification

------------------------------------------------------------------------------------------------------------------------------------
The Fund may be required to withhold and remit to the U.S. Treasury 31% of any taxable dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholders who fail to provide the information and/or certifications required below. This backup withholding is not an additional tax, and any amounts withheld may be credited against your ultimate U.S. tax liability.

By signing this Application, I hereby certify under penalties of perjury that the information on this Application is complete and correct and that as required by federal law: (Please check applicable boxes)
[ ] U.S. Citizen/Taxpayer:
    [ ] I certify that (1) the number shown above on this form is the correct Social Security Number or Tax ID Number and (2) I am not subject to any backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
    [ ] If no Tax ID Number or Social Security Number has been provided above, I have applied, or intend to apply, to the IRS or the Social Security Administration for a Tax ID Number or a Social Security Number, and I understand that if I do not provide either number to the Transfer Agent within 60 days of the date of this Application or if I fail to furnish my correct Social Security Number or Tax ID Number, I may be subject to a penalty and a 31% backup withholding on distributions and redemption proceeds. (Please provide either number on IRS Form W-9. You may request such form by calling the Transfer
        Agent at 800-882-8585.)
[ ] Non-U.S. Citizen/Taxpayer:
    Indicated country of residence for tax purposes: _________________________________________________________________________

    Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the Internal Revenue Service.
------------------------------------------------------------------------------------------------------------------------------------
I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus.

------------------------------------------------------------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

_____________________________________________________________    ___________________________________________________________________
Signature                                       Date             Signature (if joint acct., both must sign)          Date


------------------------------------------------------------------------------------------------------------------------------------
For Dealer Use Only


Dealer's Name:    ________________________________________________________   Dealer Code:___________________________________________
Dealer's Address: ________________________________________________________   Branch Code:___________________________________________
                  ________________________________________________________
                  ________________________________________________________
Representative:   ________________________________________________________   Rep. No.:   ___________________________________________


                       ISI MANAGED MUNICIPAL FUND SHARES




                               Investment Advisor
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         535 Madison Avenue, 30th Floor
                            New York, New York 10022




                Administrator                          Distributor
      INVESTMENT COMPANY CAPITAL CORP.          INTERNATIONAL STRATEGY &
              One South Street                   INVESTMENT GROUP, INC.
          Baltimore, Maryland 21202          535 Madison Avenue, 30th Floor
                                                New York, New York 10022
                                                     1-800-955-7175





               Transfer Agent                      Independent Auditors
      INVESTMENT COMPANY CAPITAL CORP.               ERNST & YOUNG LLP
              One South Street                      Two Commerce Square
          Baltimore, Maryland 21202                 2001 Market Street
               1-800-882-8585                Philadelphia, Pennsylvania 19103




                  Custodian                            Fund Counsel
            BANKERS TRUST COMPANY                 KRAMER LEVIN NAFTALIS &
           c/o BTNY Services, Inc.                      FRANKEL LLP
                100 Plaza One                        919 Third Avenue
        Jersey City, New Jersey 07311            New York, New York 10022

                                      ISI

                                    MANAGED

                                 MUNICIPAL FUND

                                     SHARES


   You may obtain the following additional information about the Fund, free of charge, from your securities dealer or servicing agent or by calling (800) 955-7175:

o A statement of additional information (SAI) about the Fund that is incorporated by reference into the prospectus.

o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   In addition you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call 202-942-8090 to find out about the operation of the Public
Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

   For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175 or your securities dealer or servicing agent.

                    Investment Company Act File No. 811-6023
                                                                   MMPRO (3/02)

  ISI
          INTERNATIONAL STRATEGY & INVESTMENT

                                      ISI

                               MANAGED MUNICIPAL

                                      FUND

                                     SHARES


   A mutual fund with the investment objectives of a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations.


                                 March 1, 2002


                                                                      PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


                          MANAGED MUNICIPAL FUND, INC.

                         535 Madison Avenue, 30th Floor
                            New York, New York 10022

--------------------------------------------------------------------------------



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND
 ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY
  WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS STATEMENT OF ADDITIONAL INFORMATION. A COPY OF THE PROSPECTUS AND THE
  ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR
         SHAREHOLDER SERVICING AGENT OR BY WRITING OR CALLING THE FUND,


            535 Madison Avenue, 30th Floor New York, New York 10022,

                                 (800) 955-7175.



            Statement of Additional Information Dated: March 1, 2002
               Relating to the Prospectus dated March 1, 2002 for
                        ISI Managed Municipal Fund Shares

                                TABLE OF CONTENTS



                                                                          Page
                                                                          ----

GENERAL INFORMATION AND HISTORY..............................................3
INVESTMENT OBJECTIVES AND POLICIES...........................................3
INVESTMENT RESTRICTIONS.....................................................10
VALUATION OF SHARES AND REDEMPTIONS.........................................11
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS........................12
MANAGEMENT OF THE FUND......................................................16
INVESTMENT ADVISORY AND OTHER SERVICES......................................24
ADMINISTRATION..............................................................26
DISTRIBUTION OF FUND SHARES.................................................27
BROKERAGE...................................................................31
CAPITAL STOCK ..............................................................32
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS......................................33
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES...........................33
INDEPENDENT AUDITORS........................................................34
LEGAL MATTERS ..............................................................34
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................34
PERFORMANCE INFORMATION.....................................................35
FINANCIAL STATEMENTS........................................................41

GENERAL INFORMATION AND HISTORY

         Managed Municipal Fund, Inc. (the "Fund") is an open-end diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with information concerning the activities of the company being considered for investment. The Fund currently offers one class of shares:
ISI Managed Municipal Fund Shares (the "ISI Shares").

         Prior to March 1, 2002, the Fund offered Deutsche Asset Management Managed Municipal Fund - Class A Shares (the "Deutsche Asset Management Class A Shares"), formerly Flag Investors Managed Municipal Class A Shares.

         The Fund's prospectus contains important information concerning the class of shares offered and the Fund, and may be obtained without charge from the Fund's distributor (the "Distributor") at (800) 955-7175, or from Participating Dealers that offer shares of the Fund to prospective investors. A Prospectus may also be obtained from Shareholder Servicing Agents. Some of the information required to be in this Statement of Additional Information is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this Statement of Additional Information omit certain information about the Fund and its business that is contained in the Registration Statement about the Fund and its shares filed with the SEC. Copies of the Registration Statement as filed, including such omitted items, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

         The Fund was incorporated under the laws of the State of Maryland on January 5, 1990. The Fund filed a registration statement with the SEC registering itself as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and its shares under the Securities Act of 1933, as amended (the "1933 Act"), and began operations on February 26, 1990.

INVESTMENT OBJECTIVES AND POLICIES

         The Fund's investment objectives are to seek a high level of total return with relative stability of principal, and secondarily, a high level of current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations ("Municipal Obligations"). There can be no assurance that the Fund will achieve its investment objectives.

         Municipal Obligations include securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax in the opinion of bond counsel for the issuer.

         Under normal market conditions, the Fund will invest at least 80% of its net assets in Municipal Obligations. The Fund does not currently intend to acquire Municipal Obligations that are subject to alternative minimum tax but may so invest up to 20% of its net assets. There can be no assurance that the Fund will achieve its investment objectives.

         Municipal Obligations can be classified into three principal categories: "general obligation bonds", "revenue bonds" and "notes". General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power of the issuer.

         Revenue bonds include, in most cases, "tax exempt industrial development bonds", i.e., bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality, but are generally guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments used to provide for short-term capital needs. They are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.

         The Fund will invest at least 75% of its portfolio of Municipal Obligations in securities rated, on the date of investment, A-1 or higher (in the case of municipal bonds) and higher than MIG 3 (in the case of municipal notes) by Moody's Investors Service, Inc. ("Moody's") or rated A+ or higher (in the case of municipal bonds) and higher than SP-2 (in the case of municipal notes) by Standard & Poor's Ratings Group ("S&P") or, if unrated, of comparable quality as determined by the Fund's investment advisor (the "Advisor") under criteria approved by the Board of Directors. The ratings of Moody's for tax-exempt bonds in which the Fund may invest are Aaa, Aa1, Aa, and A1. Bonds rated Aaa are judged by Moody's to be of the "best quality". The rating of Aa is assigned by Moody's to bonds which are of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds". Bonds rated A by Moody's possess many favorable investment attributes and are considered as upper- medium-grade obligations. The numerical modifier 1, in the generic rating classifications of A and Aa indicates that the obligation ranks in the higher end of its generic rating category. The ratings of S&P for tax-exempt bonds in which the Fund may invest are AAA, AA+, AA, AA-, and A+. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation. Such rating is intended to indicate an extremely strong capacity to repay principal and pay interest. Bonds rated AA by S&P are also intended to qualify as high-quality debt obligations. Such rating is intended to indicate a very strong capacity to repay principal and pay interest, and in the majority of instances bonds with such rating differ from AAA issues to a small degree. Bonds rated A by S&P have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the higher rated categories.

         The addition of a plus or minus sign to the A or AA categories shows relative standing within these rating categories. The two highest rating categories by Moody's for tax-exempt notes are MIG 1 and MIG 2. Notes bearing the designation MIG 1 are judged by Moody's to be of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancings. Notes bearing the designation MIG 2 are judged by Moody's to be of high quality, with margins of protection ample although not so large as in the preceding group. The highest S&P rating for municipal notes issued on or after July 29, 1984 is "SP-1". Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds. The designation "SP-1" is intended to indicate a very strong capacity to pay principal and interest. A "+" is added for those issues determined by S&P to possess very strong characteristics. Only municipal note issues with a rating by S&P of SP-1 or higher will qualify for the 75% requirement.

         The Fund may invest up to 25% of its portfolio of Municipal Obligations in securities rated A (in the case of municipal bonds) or MIG 3 (in the case of municipal notes) by Moody's or rated A (in the case of municipal bonds) or SP-2 (in the case of municipal notes) by S&P or, if unrated, of comparable quality as determined by the Advisor under criteria approved by the Board of Directors. Notes bearing the MIG 3 rating are judged by Moody's to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. S&P grants a rating of SP-2 to a note when it believes the issuer has a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         The ratings of Moody's and S&P represent each service's opinion as to the quality of the municipal bonds or notes rated. It should be emphasized that ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Subsequent to its purchase by the Fund, an issue of municipal bonds or notes may cease to be rated, or its ratings may be reduced. Neither event requires the elimination of that obligation from the Fund's portfolio, but will be a factor in determining whether the Fund should continue to hold that issue in its portfolio.

         The Fund may invest up to 10% of its total assets in non-affiliated money market funds that are compatible with its investment objectives and policies. The Fund may invest only in non-affiliated money market mutual funds that maintain a "AAA" investment grade rating by a nationally recognized statistical rating agency.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. See the section entitled "Federal Tax Treatment of Dividends and Distributions" for the effect of current federal tax law on this exemption.

When-Issued Securities

         New issues of Municipal Obligations are usually offered on a when-issued basis, which means that delivery and payment for such Municipal Obligations normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time the purchase commitment is entered into, although no interest on such security accrues to the Fund prior to payment and delivery. A segregated account of the Fund consisting of cash or other liquid securities equal at all times to the amount of the when-issued commitments will be established and maintained by the Fund at the Fund's custodian. While the Fund will purchase securities on a when-issued basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date if it is deemed advisable to limit the effects of adverse market action. The value of when-issued securities is subject to market fluctuation. Although the Fund does not intend to make such purchases for speculative purposes, purchases of securities on a when-issued basis may involve more risks than other types of purchases. For example, the Fund may have to sell assets which have been set aside in order to meet redemptions. At the time the Fund makes the commitment to purchase or sell securities on a "when-issued" basis, it will record the transaction and thereafter reflect the value of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. The Fund will ordinarily invest no more than 40% of its net assets at any time in securities purchased on a when-issued basis.

Acquisition of Stand-by Commitments

         The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a broker, dealer or bank is obligated to repurchase, at the Fund's option, specified securities in the Fund's portfolio at a specified price. In this respect, stand-by commitments are comparable to put options and thus the Fund's ability to enforce such obligations is subject to the risk that the seller of the commitment may default on its obligations. The Fund will acquire stand-by commitments as a means of changing the average maturity of its portfolio in response to expected changes in market interest rates.

         The Fund anticipates that stand-by commitments will generally be available from brokers, dealers and banks without the payment of any direct or indirect consideration, but the Fund may have to pay for stand-by commitments, thus increasing the cost of acquiring and holding the underlying security and similarly decreasing such security's yield. Gains realized in connection with stand-by commitments will be taxable.

Purchase of Variable and Floating Rate Demand Obligations

         The Fund may purchase floating and variable rate demand notes and bonds, which are tax-exempt obligations normally having stated maturities in excess of one year, but which permit the holder to demand payment of principal either at any time or at specified intervals. The interest rates on these obligations fluctuate in response to changes in the market interest rates. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Each demand note and bond purchased by the Fund will meet the quality criteria established for the purchase of other Municipal Obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. The Fund will not invest more than 10% of its net assets in floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

Investments in Futures Contracts

         The Fund may purchase and sell U.S. exchange traded futures contracts on bond indices ("Futures Contracts"). Each such Futures Contract provides for a cash payment, equal to the amount, if any, by which the value of the index at maturity is above or below the value of the index at the time the contract was entered into, times a fixed index "multiplier". The index underlying such a Futures Contract is generally a broad based index of securities designed to reflect movements in the relevant market as a whole. The index assigns weighted values to the securities included in the index, and its composition is changed periodically. Futures Contracts have been designed by exchanges which have been designated as "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant ("FCM") (i.e., futures broker), which is a member of the relevant contract market. The exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a Futures Contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued and the payment of "variation margin" may be required, so each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Although Futures Contracts call for the making or acceptance of a cash settlement at a specified future time, the contractual obligation is usually fulfilled before such date by buying or selling, as the case may be, on a commodities exchange, an identical Futures Contract calling for settlement in the same month, subject to the availability of a liquid secondary market. The Fund incurs brokerage fees when it purchases and sells Futures Contracts.

         Regulations of the CFTC permit the use of futures transactions for bona fide hedging purposes without regard to the percentage of assets committed to futures margin and options premiums. CFTC regulations allow funds to employ futures transactions for other "non-hedging" purposes to the extent that aggregate initial futures margins and options premiums do not exceed 5% of total assets. The Fund will not enter into Futures Contracts if obligations under all Futures Contracts would amount to more than 30% of its total assets.

         Futures Contracts will be used only to protect against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date. The purpose of the acquisition or sale of a Futures Contract, in the case of a portfolio such as that of the Fund which holds or intends to acquire long-term fixed income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling long-term fixed income securities. For example, if the Fund owns long-term bonds and interest rates were expected to increase, the Fund might sell index Futures Contracts. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline but the value of the Futures Contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, the use of Futures Contracts as an investment technique allows the Fund to maintain a hedging position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to attempt to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could then buy long-term bonds on the cash market. To the extent the Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such Futures Contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts.

         Although the Fund will invest in Futures Contracts for hedging purposes, Futures Contracts involve risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment judgment of the Advisor about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

         Various additional risks exist with respect to the trading of futures. For example, the Fund's ability effectively to hedge all or a portion of its portfolio through transactions in such instruments will depend on the degree to which price movements in the underlying index correlate with price movements in the relevant portion of the Fund's portfolio. The trading of futures entails the additional risk of imperfect correlation between movements in the futures price and the price of the underlying index. The Fund's ability to engage in futures strategies will also depend on the availability of liquid markets in such instruments. Transactions in these instruments are also subject to the risk of brokerage firm or clearing house insolvencies. The liquidity of a secondary market in a Futures Contract may be adversely affected by "daily price fluctuation limits", established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limit. In addition, the exchanges on which futures are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out Futures Contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisor may still not result in a successful transaction.

Investments in Repurchase Agreements

         The Fund may agree to purchase U.S. Treasury Securities from creditworthy financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Such repurchase agreements will be fully collateralized and the Fund will enter into such agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board of Directors under criteria established with the assistance of the Advisor. The seller of these repurchase agreements provides collateral, which is held by the Fund's custodian or by a duly appointed sub-custodian. The list of approved banks and broker-dealers will be monitored regularly by the Advisor. The collateral is marked to the market daily and has a market value including accrued interest at least equal to at least 102% of the cost of the repurchase agreement. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral.

Taxable Investments

         From time to time, the Fund may invest in securities, which pay interest that is subject to federal income tax. The Fund may make such investments (a) pending investment of proceeds from sales of Fund shares or portfolio securities in tax-exempt securities, (b) pending settlement of purchases of portfolio securities, (c) to maintain liquidity for meeting anticipated redemptions, or (d) when in the Advisor's opinion it is advisable because of adverse conditions affecting the market for Municipal Obligations. Such taxable investments consist of U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities (collectively, the "Taxable Investments"). The Fund may invest up to 20% of its net assets in Taxable Investments. The Fund may earn taxable income from other sources. Dividends paid by the Fund that are attributable to interest earned from Taxable Investments and to taxable income from other investments will be taxable to you. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")

Size of Fund

         The Fund currently intends to limit the size of the Fund and to accept share purchases only from existing shareholders at such time as the assets of the Fund are in excess of $200 million but less than $250 million, and thereafter not to accept any share purchases other than dividend reinvestments.

Investment Restrictions

         The Fund's investment program is subject to a number of investment restrictions that reflect self-imposed standards as well as federal and state regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The Fund will not:

1. Concentrate 25% or more of its total assets in securities of issuers in any one industry (for this purpose, the U.S. Government or any state or local government or their agencies and instrumentalities are not considered to be an industry);

2. With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer (for this purpose, the U.S. Government or its agencies and instrumentalities are not considered to be an issuer and, in the case of Municipal Obligations, the public or private entity ultimately responsible for payment of principal and interest on the security is considered to be the issuer);

3. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities;

4. Invest in real estate or mortgages on real estate, provided that the Fund may purchase securities secured or otherwise supported by interests in real estate;

5. Purchase or sell commodities or commodities contracts, provided that for purposes of this restriction financial futures contracts are not considered commodities or commodities contracts;

6. Act as an underwriter of securities within the meaning of the U.S. federal securities laws except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

7. Issue senior securities, provided that investments in financial futures contracts and when-issued securities shall not be deemed to involve issuance of a senior security;

 8. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies;

 9.  Effect short sales of securities;

10. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

11. Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs or leases; or

12. Invest more than 10% of its total assets in illiquid securities, including repurchase agreements with remaining maturities of greater than seven days and floating or variable rate demand obligations as to which the Fund cannot exercise the demand feature on less than seven days' notice if there is no secondary market available for these obligations.

         The following investment restriction may be changed by a vote of a majority of the Board of Directors:

         The Fund will not invest in shares of any other investment company registered under the 1940 Act, except as permitted by federal law.

VALUATION OF SHARES AND REDEMPTIONS

Valuation of Shares

         The net asset value per Share is determined daily as of the close regular trading on the New York Stock Exchange each day on which the New York Stock Exchange is open for business (a "Business Day"). The New York Stock Exchange is open for business on all weekdays except for the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Fund may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

Redemptions

         The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

         Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board of Directors determines that it would be in the best interests of the remaining shareholders to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

         The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's Prospectus is not intended as a substitute for careful tax planning. You are urged to consult with your tax advisor with specific reference to your tax situation, including your state and local tax liabilities.

         The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company

         The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business. For purposes of the 90% of gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

         In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders. If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its investment company taxable income or capital gains that it distributes to shareholders. The Fund will be subject to federal income taxation to the extent any such gains are not distributed.

Fund Distributions

         Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether you receive such distributions in cash or you invest them in additional Shares.

         The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by satisfying the Code's requirement that at the close of each quarter of its taxable year at least 50% of the value of its total assets consist of obligations which pay interest that is exempt from federal income tax. As long as this and certain other requirements are met, dividends derived from the Fund's net tax-exempt interest income will be "exempt-interest dividends" that are excluded from your gross income for federal income tax purposes. Exempt interest dividends may, however, have collateral deferral income tax consequences, including alternative minimum tax consequences, as discussed below.

         Exempt-interest dividends may be subject to the alternative minimum tax imposed by Section 55 of the Code (the "Alternative Minimum Tax"). The Alternative Minimum Tax generally is imposed at a rate of up to 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Alternative Minimum Tax may be affected by the receipt of exempt-interest dividends in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference and therefore potentially subject to the Alternative Minimum Tax. The Fund intends, when possible, to avoid investing in private activity bonds. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax.

         The percentage of income that constitutes "exempt-interest dividends" will be determined for each year for the Fund and will be applied uniformly to all dividends declared with respect to the Fund during that year. This percentage may differ from the actual percentage for any particular day.

         The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at a maximum rate of 20%, regardless of the length of time you have held Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will (1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

         If the net asset value at the time you purchase shares of the Fund reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

         If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

         Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed for tax purposes to have been received by you and paid by the Fund on December 31st of such calendar year if such dividends are actually paid in January of the following year.

         The Fund will provide you with an annual statement as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received reduction.

Sale, Exchange or Redemption of Fund Shares

         Generally, any gain or loss on the sale, exchange or redemption of a share of the Fund will be a capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. However, you must treat a loss on the sale, exchange or redemption of shares held for six months or less as a long-term capital loss to the extent of the amount of any prior capital gains distribution you received with respect to such share (or any undistributed net capital gains of a Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent you acquire (or enter into a contract or option to acquire) shares within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

         If you (1) incur a sales load in acquiring shares of the Fund, (2) dispose of such shares less than 91 days after they are acquired and (3) subsequently acquire shares of the Fund or another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

         In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at the applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service, or (3) have failed to certify to the Fund that you are not subject to backup withholding.

Federal Excise Tax

         If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the calendar year, 98% of its capital gain net income (the excess of short- and long- term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year, and 100% of any undistributed amount from the prior calendar year, the Fund will be subject to a nondeductible 4% Federal excise tax on undistributed amounts not meeting the 98% threshold. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

         Interest on indebtedness you incur or continue to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. If you are a foreign corporation engaged in a trade or business in the United States you will be subject to a "branch profits tax" on your "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by you during any taxable year will be included in your gross income if your "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of your Social Security benefits or railroad retirement benefits received during that taxable year exceeds the base amount described in Section 86 of the Code.

         If you are a "substantial user" (or related to "substantial users") of facilities financed by industrial development bonds or private activity bonds you should consult your tax advisor before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses a trade or business a part of such a facility.

         Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of exempt-interest dividends.

         Issuers of bonds purchased by the Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

         The Fund may not be a suitable investment for you if you are a tax-exempt shareholder or plan because you would not gain any additional benefit from the receipt of exempt-interest dividends.

State and Local Taxes

         Depending upon state and local law, distributions by the Fund and the ownership of shares may be subject to the state and local taxes. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

         Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting your investment in the Fund.

MANAGEMENT OF THE FUND

Directors and Officers

         The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board of Directors and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Director holds office until he resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

         The following information is provided for each Director and Officer of the Fund as of the end of the most recently completed calendar year. The first section of the table lists information for each Director who is not an 'interested person' of the Fund (as defined in the 1940 Act) (an 'Independent Director'). Information for each Non-Independent Director (an 'Interested Director') follows. The Interested Director is considered to be an interested person as defined by the 1940 Act because of his employment with the Fund's advisor and underwriter. Unless otherwise indicated, the address of each Director and executive officer is 535 Madison Avenue, 30th Floor, New York, New York 10022.

INFORMATION CONCERNING DIRECTORS AND OFFICERS

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  Funds in
                                                                                                  the Fund
                                                                                                  Complex
Name, Birth date and                  Business Experience and Directorships                       Overseen by
Position with the Fund                During thePast 5 Years                                      Director
-----------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                    Private Equity Investor (1997 to present); Director,            4
5/27/37                               Soundview Technology Group, Inc. (investment
Director since 1998.                  banking) (July 1998 to present), Corvis Corporation,
                                      (optical networks) (July 2000 to present), The Nevis
                                      Fund (registered investment company) (July 1999 to
                                      present), Brown Investment Advisory & Trust Company
                                      (February 2001 to present), and certain funds in the
                                      Deutsche Asset Management Family of Funds
                                      (registered investment companies) (March 1998 to
                                      present). Formerly, Director, Circon Corp. (medical
                                      instruments), (November 1998-January 1999);
                                      President and Chief Executive Officer, The National
                                      Association of Securities Dealers, Inc. and The
                                      NASDAQ Stock Market, Inc., (1987-1997); Director,
                                      Flag Investors Emerging Growth Fund, Inc. (now known
                                      as Emerging Growth Fund, Inc.) and Flag Investors
                                      Short-Intermediate Income Fund, Inc. (now known as
                                      Short-Intermediate Income Fund, Inc.) (registered
                                      investment companies), (resigned 2000); Chief
                                      Operating Officer of Alex. Brown & Sons Incorporated
                                      (Deutsche Banc Alex. Brown Inc.), (1985-1987);
                                      General Partner, Alex. Brown & Sons Incorporated
                                      (Deutsche Banc Alex. Brown Inc.), (1976-1985).
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  Funds in
                                                                                                  the Fund
                                                                                                  Complex
Name, Birth date and                  Business Experience and Directorships                       Overseen by
Position with the Fund                During thePast 5 Years                                      Director
-----------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------
Louis E. Levy                         Director, Household International (banking and                 4
11/16/32                              finance) (1992 to present) and certain funds in the
Director since 1994.                  Deutsche Asset Management Family of Funds
                                      (registered investment companies) (1993 to present).
                                      Formerly, Chairman of the Quality Control Inquiry
                                      Committee, American Institute of Certified Public
                                      Accountants, (1992-1998); Director, Kimberly-Clark
                                      Corporation, (personal consumer products), (retired
                                      2000); and Partner, KPMG Peat Marwick, (retired
                                      1990).
-----------------------------------------------------------------------------------------------------------------
Carl W. Vogt                          Senior Partner, Fulbright & Jaworski, L.L.P. (law);            4
4/20/36                               Director, Yellow Corporation (trucking) (1996 to
Director since 1998.                  present), American Science & Engineering (x-ray
                                      detection equipment) (1997 to present), and certain
                                      funds in the Deutsche Asset Management Family of
                                      Funds (registered investment companies) (2000 to
                                      present). Formerly, Chairman and Member, National
                                      Transportation Safety Board (1992-1994); Director,
                                      National Railroad Passenger Corporation (Amtrak)
                                      (1991-1992); Member, Aviation System Capacity
                                      Advisory Committee (Federal Aviation
                                      Administration); President (interim) of Williams
                                      College (1999-2000) and President, certain funds in
                                      the Deutsche Asset Management Family of Funds
                                      (formerly, Flag Investors Family of Funds)
                                      (registered investment companies) (1999-2000).
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  Funds in
                                                                                                  the Fund
                                                                                                  Complex
Name, Birth date and                  Business Experience and Directorships                       Overseen by
Position with the Fund                During the Past 5 Years                                     Director
-----------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Interested Director
-----------------------------------------------------------------------------------------------------------------
Edward S. Hyman                       Chairman, International Strategy & Investment Inc.             4
4/8/45                                (registered investment advisor) (April 1991 to
Director since 1990.                  present); Chairman and President, International
                                      Strategy and Investment Group Inc. (registered
                                      investment advisor and broker-dealer) (1991 to
                                      present).
-----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
              Officers
-------------------------------------------------------------------------------------------
R. Alan Medaugh                      President, International Strategy & Investment Inc.
8/20/43                              (registered investment advisor) (1991 to present).
President                            Formerly, Director, International Strategy &
                                     Investment Group, Inc. 1991-1999.

-------------------------------------------------------------------------------------------
Nancy Lazar                          Executive Vice President and Secretary,
8/1/57                               International Strategy & Investment Inc. (registered
Vice President                       investment advisor) (April 1991 to present).

-------------------------------------------------------------------------------------------
Carrie L. Butler                     Managing Director, International Strategy &
5/1/67                               Investment Inc. (registered investment advisor)
Vice President                       (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1991 to 2000).

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Edward J. Veilleux                   Director, Deutsche Asset Management (formerly BT
8/26/43                              Alex. Brown Inc.) (October 1965 to present);
Vice President                       Executive Vice President, Investment Company Capital
                                     Corp. (April 1996 to present); Trustee, Devcap Trust
                                     (registered investment company) (2000 to present).

-------------------------------------------------------------------------------------------
Margaret M. Beeler                   Associate Managing Director, International Strategy
3/1/67                               & Investment Inc. (registered investment advisor)
Assistant Vice President             (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1996 to 2000);
                                     Marketing Representative, U.S. Healthcare, Inc.,
                                     1995-1996; Sales Manager, Donna Maione, Inc.,
                                     1994-1995 and Deborah Wiley California, 1989-1994.

-------------------------------------------------------------------------------------------
Keith C. Reilly                      Managing Director, International Strategy &
6/2/66                               Investment Inc. (registered investment advisor)
Assistant Vice President             (2000 to present).  Formerly, Assistant Vice
                                     President, International Strategy & Investment Inc.
                                     (registered investment advisor) (1996 to 2000);
                                     Select Private Banking Officer, Assistant Manager,
                                     Chemical Bank, 1995-1996; Financial Consultant,
                                     Dreyfus Corporation, 1989-1995.

-------------------------------------------------------------------------------------------
Bruce A. Rosenblum                   Vice President, Deutsche Asset Management (2000 to
9/14/60                              present).  Formerly, Partner, Freedman, Levy, Kroll
Secretary                            & Simonds, 1997-1999; Senior Associate, 1994-1996.

-------------------------------------------------------------------------------------------
Daniel O. Hirsch                     Director, Deutsche Asset Management (1999 to
Assistant Secretary                  present).  Formerly, Principal, BT Alex. Brown
3/27/54                              Incorporated, (Deutsche Banc Alex. Brown Inc.),
                                     (1998-1999); Assistant General Counsel, United
                                     States Securities and Exchange Commission,
                                     (1993-1998).

-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Amy Olmert                           Director, Deutsche Asset Management (1999 to
5/14/63                              present); Certified Public Accountant.  Formerly,
Assistant Secretary                  Vice President, BT Alex. Brown Incorporated,
                                     (Deutsche Banc Alex. Brown Inc.), (1997-1999);
                                     Senior Manager and other positions, Coopers &
                                     Lybrand L.L.P. (PricewaterhouseCoopers LLP),
                                     (1988-1997).

-------------------------------------------------------------------------------------------
Charles A. Rizzo                     Director, Deutsche Asset Management (April 2000 to
8/5/57                               present); Certified Public Accountant; Certified
Treasurer                            Management Accountant.  Formerly, Vice President and
                                     Department Head, BT Alex. Brown Incorporated
                                     (Deutsche Banc Alex. Brown Inc.), (1998-1999);
                                     Senior Manager, Coopers & Lybrand L.L.P.
                                     (PricewaterhouseCoopers LLP), (1993-1998).
-------------------------------------------------------------------------------------------

-----------

         Directors and officers of the Fund are also directors and officers of some or all of the other investment companies advised by ISI or its affiliates. There are currently four funds in the ISI Family of Funds (the "Fund Complex"). Each of the Directors of the Fund serves in the same capacity for each of the other funds in the Fund Complex.

Director Ownership in the Fund(s)

-------------------------------------------------------------------------------------------------------------
                                                                          Aggregate Dollar Range of
                                                                          Ownership as of December 31, 2001
                                      Dollar Range of Beneficial          in all Funds Overseen by Director
Director                              Ownership in the Fund(1)            in the Fund Complex(2)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman                    None                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
Louis E. Levy                         None                                $50,001-$100,000
-------------------------------------------------------------------------------------------------------------
Carl W. Vogt                          None                                $10,001-$50,000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Interested Directors
-------------------------------------------------------------------------------------------------------------
Edward S. Hyman                       None                                Over $100,000
-------------------------------------------------------------------------------------------------------------

1. Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

2. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
over $100,000. The Fund Complex consist of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.

OWNERSHIP IN SECURITIES OF THE ADVISOR AND RELATED COMPANIES

         As reported to the Fund, the information in the following table reflects ownership by the Independent Directors and their immediate family members of certain securities as of December 31, 2001. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund(s).

--------------------------------------------------------------------------------------------------------------
                                                                                   Value of
                                                                                   Securities     Percent of
                                Owner and                                          on an          Class on an
                                Relationship to                        Title of    Aggregate      Aggregate
Director                        Director               Company*        Class       Basis          Basis
--------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman              N/A
--------------------------------------------------------------------------------------------------------------
Louis E. Levy                   N/A
--------------------------------------------------------------------------------------------------------------
Carl W. Vogt                    N/A
--------------------------------------------------------------------------------------------------------------

*(describe the company's relationship with the Fund's(s') investment advisor or underwriter)

         Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his or her services, each Director who is not an "interested person" of the Fund (as defined in the 1940 Act) (an "Independent Director") receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets. For the fiscal year ended October 31, 2001, Independent Directors' fees attributable to the assets of the Fund totaled $6,445.98.

         The following table shows aggregate compensation and retirement benefits payable to each of the Fund's Directors by the Fund, and the Fund Complex, respectively.

                               COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------
Name of Person, Position                 Aggregate Compensation From the Fund   Total Compensation From the Fund and
                                         Payable to Directors for the Fiscal    Fund Complex Payable to Directors
                                         Year Ended October 31, 2001            for the Fiscal Year Ended October
                                                                                31, 2001
----------------------------------------------------------------------------------------------------------------------
Edward S. Hyman, Chairman                                 $0                                     $0
and Director(1)
----------------------------------------------------------------------------------------------------------------------
Joseph R. Hardiman, Director                           $2,148.66                             $12,000 for service on 4
                                                                                           Boards in the Fund Complex
----------------------------------------------------------------------------------------------------------------------
Louis E. Levy, Director                                $2,148.66                             $12,000 for service on 4
                                                                                           Boards in the Fund Complex
----------------------------------------------------------------------------------------------------------------------
Carl W. Vogt, Director                                 $2,148.66                             $12,000 for service on 4
                                                                                           Boards in the Fund Complex
----------------------------------------------------------------------------------------------------------------------

Information Concerning Committees and Meetings of Directors

         The Board of Directors of the Fund met four times during the fiscal year ended October 31, 2001 and each director attended 100% of the meetings of the Board and meetings of the committees of the Board of Directors on which such director served.

         The Fund has an Audit Committee consisting of Messrs. Levy, Hardiman and Vogt. All of the members of the Audit Committee are `independent' as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2001, the Audit Committee met four times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

         The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Vogt. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors.

         The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Hardiman and Vogt. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. During the fiscal year ended October 31, 2001, the Committee did not meet.

--------
(1) A Director who is an "interested person" as defined in the 1940 Act.

Code of Ethics

         The Board of Directors of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Fund's Code of Ethics permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the requirements of the Codes of Ethics of the Fund's advisor and one of its distributors as described below.

         The Fund's advisor, International Strategy & Investment, Inc. ("ISI" or the "Advisor"), and the Fund's distributor, ISI Group, Inc., have each adopted Codes of Ethics pursuant to Rule 17j-1. These Codes permit access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

         The Fund's administrator, Investment Company Capital Corp. ("ICCC"), has also adopted a Code of Ethics pursuant to Rule 17j-1. The Code permits access persons to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. The Code also provides for preclearance of personal trades and imposes trading "blackout periods," subject to certain exceptions. The Code prohibits short-term trading profits and personal investment in initial public offerings. The Code requires prior approval with respect to purchases of securities in private placements.

         The Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

         ISI serves as the Fund's investment advisor pursuant to an investment advisory agreement dated as of April 1, 1991 (the "Advisory Agreement"). ISI is a registered investment advisor that was formed in January, 1991. ISI employs Messrs. Edward S. Hyman, the Fund's Chairman, and R. Alan Medaugh, the Fund's President. ISI is also the investment advisor to Total Return U.S. Treasury Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc., open-end management investment companies with net assets of approximately $466 million as of December 31, 2001.

         Under the Investment Advisory Agreement, the Advisor obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund. Any investment program undertaken by the Advisor will at all times be subject to policies and control of the Fund's Board of Directors. The Advisor will provide the Fund with office space for managing its affairs, with the services of required executive personnel and with certain clerical and bookkeeping services and facilities. These services are provided by the Advisor without reimbursement by the Fund for any costs. The Advisor shall not be liable to the Fund or its shareholders for any act or omission by the Advisor or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         As compensation for its services, the Advisor is entitled to receive an annual fee from the Fund, payable monthly, at the annual rate of 0.40% of the Fund's average daily net assets. The Advisor has contractually agreed to reduce its annual fees, if necessary, so that the Fund's annual expenses do not exceed 0.95% of the average daily net assets of either the ISI Shares. This agreement will continue until at least February 28, 2003 and may be extended. The services of the Advisor to the Fund are not exclusive and the Advisor is free to render similar services to others.

         The Advisor is responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of commission rates under standards established and periodically reviewed by the Board of Directors. Because purchases and sales of securities by the Fund will usually be principal transactions, the Fund will incur little, if any, brokerage commission expense. The Advisor's primary consideration in effecting securities transactions will be to obtain best price and execution. To the extent that the execution and prices of more than one dealer are comparable, the Advisor may, in its discretion, effect transactions with dealers that furnish statistical research or other information or services that may benefit the Fund's investment program.

         The Investment Advisory Agreement will continue in effect from year to year after its initial two-year term if such continuance is specifically approved at least annually by the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such agreements, by votes cast in person at a meeting called for such purpose, and by a vote of a majority of the outstanding Shares (as defined under "Capital Stock"). In approving the continuation of the Fund's investment advisory agreement, the Board, including the Independent Directors, carefully considered (1) the nature and quality of services to be provided to the Fund;
(2) the Advisor's compensation and profitability for providing such services;
(3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly from certain custody and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information, as it deemed necessary, the Board concluded that the continuance of the investment advisory agreement was in the best interests of the Fund and its shareholders. The Investment Advisory Agreement was most recently approved by the Board of Directors in the foregoing manner on June 27, 2001. The Fund or the Advisor may terminate the Investment Advisory Agreement on 60 days' written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

         Advisory fees paid by the Fund to ISI for the last three fiscal years were as follows:

                        Fiscal Years Ended October 31,
                        ------------------------------

              2001                 2000                    1999
              ----                 ----                    ----
           $337,321(1)         $282,453(2)              $289,624(3)

----------
(1) Net of fee waivers of $61,260.
(2) Net of fee waivers of $113,361.
(3) Net of fee waivers of $166,103.

ADMINISTRATION

         Investment Company Capital Corp., One South Street, Baltimore, Maryland 21202, ("ICCC" or the "Administrator") provides administration services to the Fund. Such services include: monitoring the Fund's regulatory compliance, supervising all aspects of the Fund's service providers, arranging, but not paying for, the printing and mailing of prospectuses, proxy materials and shareholder reports, preparing and filing all documents required by the securities laws of any state in which the Shares are sold, establishing the Fund's budgets, monitoring the Fund's distribution plans, preparing the Fund's financial information and shareholder reports, calculating dividend and distribution payments and arranging for the preparation of state and federal tax returns.

         As compensation for providing its administration services, the Administrator is entitled to receive an annual fee based on the Fund's average daily net assets calculated daily and payable monthly at the following annual rate based on the combined assets of the Fund Complex.

                                         Incremental Administration Fee
Average Daily Net Assets          (as a percentage of Average Daily Net Assets)
------------------------          ---------------------------------------------

$0 - $75,000,000                                       0.20%
$75,000,001  - $150,000,000                            0.15%
$150,000,001 - $225,000,000                            0.10%
$225,000,001 - $500,000,000                            0.05%
$500,000,001 and over                                  0.03%

         ICCC's fee is allocated among the funds in the Fund Complex according to their relative net assets.

         Administration fees paid by the Fund to ICCC for the last three fiscal years were as follows:

                         Fiscal Years Ended October 31,
                         ------------------------------

              2001                    2000                      1999
              ----                    ----                      ----

            $95,128                 $98,598                  $120,301(1)

----------
(1) Net of fee waivers of $60,513.

         ICCC also serves as the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund. An affiliate of ICCC serves as the Fund's custodian. (See "Custodian, Transfer Agent and Accounting Services.")

DISTRIBUTION OF FUND SHARES

         International Strategy & Investment Group Inc. ("ISI Group") serves as Distributor for the ISI Shares pursuant to a Distribution Agreement effective April 1, 1997 ("ISI Distribution Agreement"). ICC Distributors Inc. ("ICC Distributors") served as Distributor for the Deutsche Asset Management Class A Shares pursuant to an agreement effective August 31, 1997 ("Deutsche Asset Management Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the rISI Shares either directly or through other broker-dealers.

         The ISI Distribution Agreement provides that ISI Group on behalf of the ISI Shares (i) will solicit and receive orders for the purchase of ISI Shares
(ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Fund's Board of Directors for their review with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Fund's Board of Directors; and (vii) take all actions deemed necessary to carry into effect the distribution of the ISI Shares.

         ISI has not undertaken to sell any specific number of ISI Shares. The ISI Distribution Agreement further provides that, in connection with the distribution of ISI Shares, ISI Group will be responsible for all promotional expenses. The services by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

         The ISI Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Fund's Independent Directors or by a vote of a majority of the Fund's outstanding ISI Shares (as defined under "Capital Stock") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The ISI Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Fund's Board of Directors and
(b) by the affirmative vote of a majority of the Independent Directors by votes cast in person at a meeting specifically called for such purpose. The ISI Distribution Agreement, including the form of Sub-Distribution Agreement, was most recently approved by the Board of Directors, including a majority of the Independent Directors, on June 27, 2001.

         ISI Group and certain broker-dealers ("Participating dealers") have entered into Sub-Distribution Agreements under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Sub-Distribution Agreement may be terminated in the same manner as the ISI Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

         In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Fund's advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services and investors should review the Prospectus and this Statement of Additional Information in conjunction with any such institution's fee schedule. State securities laws may require banks and financial institutions to register as dealers.

         As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to 0.25% of the average daily net assets of the ISI Shares. The Distributor expects to allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents.

         As compensation for providing distribution and shareholder services to the Fund for the last three fiscal years, the Fund's distributor received fees in the following amounts:

                            Fiscal Years Ended October 31,
                            ------------------------------
                       2001                 2000                    1999
                       ----                 ----                    ----

ISI Shares 12b-1    166,435(1)           $166,171(1)            $192,842(1)

----------
(1) By ISI Group.

         Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Plan of Distribution for the ISI Shares (the "Plan"). Under the Plan, the Fund pays fees to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and Shareholder Servicing Agents. The Plan will remain in effect from year to year as specifically approved (a) at least annually by the Fund's Board of Directors and (b) by the affirmative vote of a majority of the Independent Directors, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Fund's Board of Directors, including a majority of the Independent Directors, on June 27, 2001.

         In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Distribution Agreement without the approval of the shareholders of the ISI Shares. The Plan may be terminated at any time by a vote of a majority of the Fund's Independent Directors or by a vote of a majority of the outstanding Shares (as defined under "Capital Stock").

         During the continuance of the Plan, the Fund's Board of Directors will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to broker-dealers pursuant to any Sub-Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors then in office.

         Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group under such Plan, as appropriate, with respect to shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the distributor's actual cost of providing distribution services and may be used to pay such distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the ISI Shares is less than 0.25% of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the distributor pursuant to such Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates with respect to such Plan. In return for payments received pursuant to the Plans in the last three fiscal years, the Fund's distributors, as appropriate, paid the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to dealers and sales personnel; and interest, carrying or other financing charges.

         For the last three fiscal years, the Fund's distributor received the following commissions or contingent deferred sales charges, and from such commissions or sales charges, the distributor retained the following amounts:

                                                         Fiscal Years Ended October 31,
                                                         ------------------------------
                                          2001                         2000                        1999
                                          ----                         ----                        ----
Class                           Received       Retained       Received      Retained      Received      Retained
-----                           --------       --------       --------      --------      --------      --------
ISI Shares Commissions          $7,213(1)         0          $9,375(1)         0         $12,665(1)        $0

----------
(1) By ISI Group.

         Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Directors and Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel including counsel to the Independent Directors, or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ICCC or ISI Group.

         The address of ISI Group is 535 Madison Avenue, 30th Floor, New York, New York 10022.

BROKERAGE

         The Advisor is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

         Municipal obligations and other debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Advisor attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Advisor normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Securities firms or futures commission merchants may receive brokerage commissions on transactions involving Futures Contracts. On occasion, certain money market instruments may be purchased directly from an issuer without payment of a commission or concession.

         The Advisor's primary consideration in effecting securities transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, the Advisor may, in its discretion, effect agency transactions with broker-dealers that furnish statistical, research or other information or services which the Advisor deems to be beneficial to the Fund's investment program. Certain research services furnished by broker-dealers may be useful to the Advisor with clients other than the Fund.

         Similarly, any research services received by the Advisor through placement of portfolio transactions of other clients may be of value to the Advisor in fulfilling its obligations to the Fund. No specific value can be determined for research and statistical services furnished without cost to the Advisor by a broker-dealer. The Advisor is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. In over-the-counter transactions, the Advisor will not pay any commission or other renumeration for research services. The Advisor's policy is to pay a broker-dealer higher commissions for particular transactions than might be charged if a different broker-dealer had been chosen when, in the Advisor's opinion, this policy furthers the overall objective of obtaining best price and execution. Subject to periodic review by the Fund's Board of Directors, the Advisor is also authorized to pay broker-dealers higher commissions on brokerage transactions for the Fund in order to secure research and investment services describe above. The allocation of orders among broker-dealers and the commission rates paid by the Fund will be reviewed periodically by the Board. The foregoing policy under which the Fund may pay higher commissions to certain broker-dealers in the case of agency transactions, does not apply to transactions effected on a principal basis.

         Subject to the above considerations, the Board of Directors has authorized the Fund to effect portfolio transactions through affiliates of the Advisor. At the time of such authorization, the Board adopted certain policies and procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which requires that the commissions paid affiliates of the Advisor must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." Rule 17e-1 also contains requirements for the review of such transactions by the Board of Directors and requires the Advisor to furnish reports and to maintain records in connection with such reviews.

         The Advisor manages other investment accounts. It is possible that, at times, identical securities will be acceptable for the Fund and one or more of such other accounts; however, the position of each account in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in such securities may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. The Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Such simultaneous transactions, however, could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell.

         During the fiscal years ended October 31, 2001, October 31, 2000, and October 31, 1999, no brokerage commissions were paid by the Fund for research services.

         The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Fund has acquired during its most recent fiscal year. As of October 31, 2001, the Fund held a 2.55% repurchase agreement issued by Goldman Sachs & Co. valued at $2,592,000. Goldman Sachs & Co. is a "regular broker or dealer" of the Fund.

CAPITAL STOCK

         Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and the Board has designated five classes of Shares of which one is currently outstanding: ISI Managed Municipal Fund Shares. All Shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series or class will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series or class will be treated as separate entities. Generally, each class of Shares issued by a particular series will be identical to every other class and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated between all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

         Shareholders of the Fund do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board of Directors of the Fund. In such event, the remaining holders cannot elect any members of the Board of Directors of the Fund.

         The Fund's By-Laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

         There are no preemptive, conversion or exchange rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

         As used in this Statement of Additional Information, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

         The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent auditors.

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES

         Bankers Trust Company ("Bankers Trust"), c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311, has been retained to act as custodian of the Fund's investments. Bankers Trust receives such compensation from the Fund for its services as Custodian as may be agreed to from time to time by Bankers Trust and the Fund. For the fiscal year ended October 31, 2001, Bankers Trust was paid $17,680 as compensation for providing custody services. ICCC, One South Street, Baltimore, Maryland 21202 (telephone: (800) 882-8585) has been retained to act as the Fund's transfer and dividend disbursing agent. As compensation for providing these services, ICCC receives up to $17.22 per account per year plus reimbursement for out-of-pocket expenses incurred in connection therewith. For the fiscal year ended October 31, 2001, such fees totaled $55,896.

         ICCC also provides certain accounting services to the Fund. As compensation for these services, ICCC is entitled to receive an annual fee, calculated daily and paid monthly as shown below.

Average Daily Net Assets                Incremental Fee
------------------------                ---------------

0 - $10,000,000                         $13,000 (fixed fee)
$10,000,000 - $20,000,000               0.100%
$20,000,000 - $30,000,000               0.080%
$30,000,000 - $40,000,000               0.060%
$40,000,000 - $50,000,000               0.050%
$50,000,000 - $60,000,000               0.040%
$60,000,000 - $70,000,000               0.030%
$70,000,000 - $100,000,000              0.020%
$100,000,000 - $500,000,000             0.015%
$500,000,000 - $1,000,000,000           0.005%
Over $1,000,000,000                     0.001%

         In addition, the Fund reimburses ICCC for certain out-of-pocket expenses incurred in connection with ICCC's provision of accounting services under the Master Services Agreement. As compensation for providing accounting services for the fiscal year ended October 31, 2001, ICCC received fees of $54,904.

INDEPENDENT AUDITORS

         The annual financial statements of the Fund are audited by the Fund's independent auditors, Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103. From inception through the fiscal year ended October 2000, the annual financial statements of the Fund were audited other auditors.

LEGAL MATTERS

         Kramer Levin Naftalis & Frankel LLP serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To Fund management's knowledge, as of February 1, 2002, the following owned 5% or more of the outstanding Shares of a class of the Fund.

                                     Owned of
Name and Address                     Record         Percentage of Ownership
----------------                     --------       -----------------------
RBC Dain Rauscher                       X           7.23% of ISI Shares
Frederick W. Stolz
Emily Stolz
Tenant Common
P.O Box 406
Port Angeles, WA 98362-0065
Deutsche Banc Alex. Brown Inc.          X           8.55% of ISI Shares
FBO 253-21522-15
P.O. Box 1346
Baltimore, MD 21203-1346


         In addition, to Fund management's knowledge, as of February 1, 2002, Directors and officers as a group owned less than 1% of total outstanding Shares of a class of the Fund.

PERFORMANCE INFORMATION

TOTAL RETURN

The Fund calculates total return separately for each class of its shares. Each type of share is subject to different fees and expenses and, consequently, may have different total returns for the same period. The Fund may advertise the following types of performance information: average annual total returns (before taxes), average annual total returns (after taxes on distributions), average annual total returns (after taxes on distributions and redemption), and aggregate total returns (before taxes).

Average Annual Total Returns (Before Taxes)
The Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

         n
P (1 + T)  = ERV
Where:
P  =              hypothetical initial payment of $1,000;
T  =              average annual total return;
n  =              period covered by the computation, expressed in years;
ERV =             ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation of average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Average Annual Total Return (After Taxes on Distributions)
The Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

         n
P (1 + T)  = ATV[D]
Where:
P =                hypothetical initial payment of $1,000;
T =                average annual total return (after taxes on distributions);
n =                period covered by the computation, expressed in years.
ATV[D] =           ending value of a hypothetical $1,000 payment made at the
                   beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees. The ending redeemable value (variable "ATV[D]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

The Fund calculates the taxes due on any distributions by applying the applicable tax rates (as described below) to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with federal tax law.

The Fund calculates taxes due on any distributions using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, ordinary income tax rate for short-term capital gain distributions, long-term capital gain rate for long-term capital gain distributions). Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phase outs of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Redemption)
-------------------------------------------------------------------------
The Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by finding the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

         n
P (1 + T)  = ATV[DR]
Where:
P =              hypothetical initial payment of $1,000;
T =              average annual total return (after taxes on distributions and redemption);
n =              period covered by the computation, expressed in years.
ATV[DR] =        ending value of a hypothetical $1,000 payment made at the
                 beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion), after taxes on fund distributions and redemption.

The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment;
(2) all dividends and capital gain distributions, less the taxes due on such distributions, are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The Fund assumes that there are no additional taxes or tax credits resulting from any redemption of shares required to pay any non-recurring fees.

The Fund calculates the taxes due on any distributions as described above under 'Average Annual Total Returns After Taxes on Distributions'.

The ending redeemable value (variable "ATV[DR]" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges and capital gains taxes resulting from the redemption and by adding the tax benefit at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

The Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

Aggregate Total Returns (Before Taxes)
--------------------------------------
The Fund, when advertising aggregate total return before taxes for a class of its shares, computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Return = [(ERV) - 1]
                     ---
                      P

Where:
P =               hypothetical initial payment of $1,000;
ERV =             ending redeemable value of a hypothetical $1,000 payment
                  made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or fractional portion).

The calculation for aggregate total returns before taxes is made assuming that
(1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; (2) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (3) all recurring fees charged to all shareholder accounts are included (except those that are paid by redemption of the Fund's shares), and (4) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

Other Non-Standardized Total Return Calculations
------------------------------------------------
The Fund may also from time to time include in advertising total return figures that are not calculated according to the formulas set forth above to compare more accurately the Fund's performance with other measures of investment return. For example, the Fund may calculate its aggregate and average annual total return for the specified periods of time by assuming the investment of $10,000 in a class of shares of the Fund and assuming the reinvestment of each distribution at net asset value on the reinvestment date.

For this alternative computation, the Fund assumes that the full amount of an investor's investment is invested in shares (i.e., sales charges are not deducted from an investor's investment). This differs from the computation required by the SEC where the $1,000 payment is reduced by sales charges before being invested in shares. The Fund will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC rules, and all advertisements containing performance data will include a legend disclosing that such performance data represent past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

As of October 31, 2001

------------------------------------------------------------------------------------------------------------------
                          1-Year                 5-Year                  10-Year                Since Inception
                                                                                                (02/26/90)
------------------------------------------------------------------------------------------------------------------
Average Annual Total      6.47%                  5.15%                   5.82%                  6.24%
Returns (Before Taxes)
------------------------------------------------------------------------------------------------------------------
Average Annual Total      6.29%                  4.96%                   5.42%                  5.88%
Returns (After Taxes on
Distributions)
------------------------------------------------------------------------------------------------------------------
Average Annual Total      5.54%                  4.90%                   5.34%                  5.78%
Returns (After Taxes on
Distributions and
Redemption)
------------------------------------------------------------------------------------------------------------------
Aggregate Total Returns   9.76%                  32.54%                  81.59%                 108.91%
(Before Taxes)
------------------------------------------------------------------------------------------------------------------
Average Annual Total      9.76%                  5.80%                   6.15%                  6.51%
Return at Net Asset
Value
------------------------------------------------------------------------------------------------------------------

If expense limitations for the Fund had not been in effect during the indicated periods, the total returns for shares of the Fund for such periods would have been lower than the total return figures shown in this paragraph.

         Any yield quotation of the Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. The yield calculations assume a maximum sales charge of 3.00%. The Fund's taxable-equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent on the Fund's yield. In calculating taxable-equivalent yield, the Fund assumes certain brackets for shareholders.

         For the same 30-day period, the taxable-equivalent yield (for an investor in the 31% tax bracket) was 3.36%.

         The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal years ended October 31, 2001, 2000, and 1999 the Fund's portfolio turnover rates were 21%, 22%, and 8%, respectively.

FINANCIAL STATEMENTS

         The financial statements for the Fund for the period ended October 31, 2001, are incorporated herein by reference to the Fund's Annual Report dated October 31, 2001.

PART C.     OTHER INFORMATION
Item 23.  Exhibits

(a) (1) Articles of Incorporation incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
       (2) Articles Supplementary to Articles of Incorporation dated December 15, 1993, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
       (3) Articles Supplementary to Articles of Incorporation dated December 31, 1994, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (File No. 950116-96-000098) on February 26, 1996.
       (4) Articles Supplementary to Articles of Incorporation dated October 23, 1998, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.
(b) By-Laws, as amended through July 28, 1999, incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.
(c) (1) ISI Managed Municipal Fund Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.
       (2) Flag Investors Managed Municipal Fund Class A Shares, Specimen Certificate of Common Stock, $.001 par value incorporated by reference to
Exhibit 1, (Articles of Incorporation), as amended to date, filed as part of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996, and Exhibit 2 (By-Laws), as amended to date, filed as part of Post-Effective Amendment No. 11 to such Registration Statement, filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-97-000366) on February 26, 1997.
(d) (1) Investment Advisory Agreement dated April 1, 1991 between Registrant and International Strategy & Investment Inc. incorporated by reference to
Exhibit 5 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
       (2) Expense Limitation Agreement dated March 1, 2002, filed herewith.
(e) (1) Distribution Agreement (Flag Investors Shares) dated as of August 31, 1997 between Registrant and ICC Distributors, Inc. incorporated by reference to
Exhibit 6(a) to Post- Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.

       (2) Form of Participating Dealer Agreement for Flag Investors Managed Municipal Fund Shares between ICC Distributors, Inc. and Participating Dealers incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33- 32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
       (3) Form of Shareholder Servicing Agreement for Flag Investors Shares incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
       (4) Distribution Agreement (ISI Shares) dated April 1, 1997 between Registrant and International Strategy & Investment Group Inc. incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
       (5) Form of Agency Distribution Agreement for ISI Managed Municipal Fund Shares between International Strategy & Investment Group Inc. and Participating Dealers as in effect from April 1, 1997, incorporated by reference to Exhibit 6(e) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
       (6) Form of Shareholder Servicing Agreement for ISI Shares incorporated by reference to Exhibit 6(f) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
(f)    None.
(g) Custodian Agreement between Registrant and Bankers Trust Company, dated June 5, 1998, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.
(h) (1) Master Services Agreement between Registrant and Investment Company Capital Corp. and Appendices for the provision of Administrative, Accounting and Transfer Agency Services incorporated by reference to Exhibit 9(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
(i) (1) Opinion of Counsel dated February 10, 2000, incorporated by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819),filed with the Securities and Exchange Commission via EDGAR on February 29, 2000.
       (2) Consent of Counsel, filed herewith.
(j)    Consent of Ernst & Young LLP, filed herewith.
(k)    None.
(l) Form of Subscription Agreement re: initial $100,000 capital incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
(m) (1) Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.

       (2) Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
       (3) Amended Distribution Plan for the ISI Managed Municipal Fund Shares incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
       (4) Amended Distribution Plan for the Flag Investors Managed Municipal Fund Class A Shares incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-98-000479) on February 25, 1998.
(n)    Financial Data Schedule, not applicable.
(o) (1) Rule 18f-3 Plan incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-32819), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-96-000098) on February 26, 1996.
       (2) Amended Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (Registration No. 33-32819), filed with the Securities and Exchange Commission via EDGAR on December 30, 1998.
(p)    (1) ISI Funds Code of Ethics, filed herewith.
       (2) ISI Advisors Code of Ethics, filed herewith.
(q)    Powers of Attorney, filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification.

Sections 1, 2, 3 and 4 of Article VIII of Registrant's Articles of Incorporation, included as Exhibit a to this Registration Statement and incorporated herein by reference, provide as follows: Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as to its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation Law. Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested, non-party directors of the Fund, or an independent legal counsel in a written opinion, based on review of readily available facts.

Item 26. Business and Other Connections of Investment Advisor.

During the past two fiscal years: Edward S. Hyman, Jr., Chairman of the Investment Advisor, served as Chairman, Chief Executive Officer and a Director of International Strategy & Investment Group Inc., the distributor for the Fund's ISI Managed Municipal Fund Shares; R. Alan Medaugh, President of the Investment Advisor, served as a Director of International Strategy & Investment Group Inc.; Nancy Lazar, Executive Vice President and Secretary of the Investment Advisor, served as Executive Vice President and a Director of International Strategy & Investment Group, Inc.; and Steve Killorin, Chief Financial Officer of the Investment Advisor served as Chief Financial Officer of International Strategy & Investment Group Inc.

Item 27. Principal Underwriters.

INTERNATIONAL STRATEGY & INVESTMENT GROUP INC.

(a) International Strategy & Investment Group Inc., the distributor for ISI Managed Municipal Fund Shares (a class of Managed Municipal Fund, Inc.), also acts as distributor for ISI Total Return U.S. Treasury Fund Shares (a class of Total Return U.S. Treasury Fund, Inc.), ISI North American Government Bond Fund Shares (a class of North American Government Bond Fund, Inc.), and ISI Strategy Fund Shares (a class of ISI Strategy Fund, Inc.), registered open-end investment companies.

(b)  Names and Principal   Position and Offices            Position and Offices
     Business Address**    with Principal Underwriter      with Registrant

     Edward S. Hyman       Chairman, Chief                 Chairman and Director
                           Executive Officer and Director
     R. Alan Medaugh       Director                        President
     Nancy Lazar           Executive Vice President        Vice President
                           and Director

     Steve Killorin        Chief Financial Officer         None

-------------
**  535 Madison Avenue, 30th Floor
    New York, New York 10022

(c) Not applicable.

Item 28. Location of Accounts and Records.

Investment Company Capital Corp. ("ICCC"), the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, One South Street, Baltimore, Maryland 21202, maintains physical possession of each such account, book or other document of the Fund, except for those accounts, books and documents maintained by the Registrant's investment advisor, International Strategy & Investment Inc. ("ISI"), 535 Madison Avenue, 30th Floor, New York, New York 10022, by the distributor for the ISI Managed Municipal Fund Shares, International Strategy & Investment Group Inc., 535 Madison Avenue, 30th Floor, New York, New York 10022, and by the Registrant's custodian, Bankers Trust Company, c/o BTNY Services, Inc., 100 Plaza One, Jersey City, New Jersey 07311.

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and ICCC each maintained physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Fund securities, and Bankers Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer-agent), all receipts and disbursements of cash, and all other debts and credits.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 16 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized in the City of Baltimore, in the State of Maryland, on the 27th day of February, 2002.

                                            MANAGED MUNICIPAL FUND, INC.

                                            By: */s/ R. Alan Medaugh
                                                R. Alan Medaugh, President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ Edward S. Hyman                    Chairman and Director
Edward S. Hyman                         February 27, 2002

*/s/ R. Alan Medaugh                    President
R. Alan Medaugh                         February 27, 2002

*/s/ Joseph R. Hardiman                 Director
Joseph R. Hardiman                      February 27, 2002

*/s/ Louis E. Levy                      Director
Louis E. Levy                           February 27, 2002

*/s/ Carl W. Vogt, Esq.                 Director
Carl W. Vogt, Esq.                      February 27, 2002

*/s/ Charles A. Rizzo                   Chief Financial and Accounting Officer
Charles A. Rizzo                        February 27, 2002

By: /s/ Bruce A. Rosenblum
Bruce A. Rosenblum, Attorney-In-Fact                  February 27, 2002


* By Power of Attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert, Daniel O. Hirsch and Bruce A.
         Rosenblum are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund, Inc. on behalf of each Fund's President pursuant to a properly executed power of attorney.

RESOLVED, that Edward J. Veilleux, Amy M. Olmert, Daniel O. Hirsch and Bruce A.
         Rosenblum are authorized to sign the Registration Statements on Form N-1A, and any Post-Effective Amendments thereto, of Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc. and ISI Strategy Fund Inc. on behalf of each Fund's Chief Financial Officer pursuant to a properly executed power of attorney.